UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERICAN AIRLINES GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 12, 2019.

AMERICAN AIRLINES GROUP INC.

    AMERICAN AIRLINES GROUP INC.

    4333 AMON CARTER BLVD.

    FORT WORTH, TX 76155

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	April 15, 2019
Date: June 12, 2019	Time: 9:00 a.m. Central Time
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/aal2019.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/aal2019 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

We are sending you this communication because you hold shares in American Airlines Group Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information. You may view the complete proxy materials online at www.proxyvote.com or easily request a paper copy by following the instructions on the reverse side of this notice.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 12, 2019

PROXY STATEMENT        ANNUAL REPORT TO SECURITYHOLDERS        FORM OF PROXY

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. We will provide a copy of these documents at no cost to you. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/aal2019. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals, all of which are proposed by American Airlines Group Inc.:
1. A proposal to elect 10 directors to serve until the 2020 Annual Meeting of Stockholders of American Airlines Group Inc. and until their respective successors have been duly elected and qualified.

2.  A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of American Airlines Group Inc. for the fiscal year ending December 31, 2019.

3.  A proposal to consider and approve, on a non-binding, advisory basis, executive compensation of American Airlines Group Inc. as disclosed in the proxy statement.

The Board of Directors recommends you vote AGAINST the following stockholder proposal:

4.  A stockholder proposal to provide a report on political contributions and expenditures.

If any other matters properly come before the 2019 Annual Meeting of Stockholders or any adjournments or postponements thereof, the persons named as proxies will vote upon those matters according to their judgment. The Board of Directors of American Airlines Group Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2019 Annual Meeting of Stockholders.

Nominees are:
1a. James F. Albaugh
1b. Jeffrey D. Benjamin
1c. John T. Cahill
1d. Michael J. Embler
1e. Matthew J. Hart
1f. Susan D. Kronick
1g. Martin H. Nesbitt
1h. Denise M. O’Leary
1i. W. Douglas Parker
1j. Ray M. Robinson